                Brandes Institutional International Equity Fund

                              Semi-Annual Report

            for the period from November 1, 1997 to April 30, 1998


June 15, 1998

Dear Shareholder:

Your Fund's performance was strong in the six months ending April 30, 1998, despite significant volatility world markets experienced in the fall of 1997. For the period from November 1, 1997 to April 30, 1998, your Fund returned 21.09%. This compares to a return of 15.44% for the same period for the benchmark, the Morgan Stanley Capital International EAFE (Europe, Australasia, Far East) Index.

Returns in your Fund were driven by strong performance in its holdings in the telecommunications industry, in banking and insurance stocks, in the food and household products industry, and the automotive sector. Geographically, strong returns were experienced by holdings in Europe, particularly France, Italy, and the United Kingdom.

During this semi-annual period, world markets experienced some of the more dramatic movement in recent memory. During the fall of 1997, widespread currency devaluations in Asia set off a global firestorm of volatility, leaving few markets unaffected. By the end of our semi-annual period, however, many foreign markets had shown strong signs of reversing the damage done in late 1997. In Asia, the plunge in currency values which ignited the region's economic crisis showed signs of stabilizing. Equity markets in South Korea, Thailand, and the Philippines rallied sharply in the first part of calendar 1998. Monetary authorities in China displayed a willingness and an ability to successfully defend the Hong Kong dollar's peg to the American greenback. Coupling this with International Monetary Fund (IMF) bailouts in South Korea and Thailand, investors became cautiously optimistic that much of the turmoil may have passed, although worries remain over continued upheaval in Indonesia, and that government's willingness to implement IMF reforms.

Equity markets in Latin America came under intense scrutiny in the aftermath of the Asian crisis. Investors were particularly sensitive to current account balances, which measure trade in goods and services. Concerns over potential current account deficits have kept a damper on demand for Latin American equities, despite relatively solid economic fundamentals throughout the region. Since the beginning of 1998, markets in Brazil advanced modestly in dollar terms, while many others, including Mexico, declined.

                Brandes Institutional International Equity Fund



European equities continued to benefit from an ongoing economic expansion and aggressive corporate restructuring. During 1998, nearly every major equity market in Europe has posted double digit gains.

Two stocks owned by your Fund, sold during last fall's turmoil, are worthy of note. The first, Yamaichi Securities, one of Japan's top four securities firm, ceased operations in November of 1997. At that time, the Fund's holding's in Yamaichi totaled under 1.00% of the portfolio. The company announced it had hidden losses associated with illegal activities. Because of the numerous restatements of Yamaichi book value, and due to the fact the company had failed to disclose substantial losses, the Fund sold the stock at a loss. Due to the circumstances at Yamaichi, the Fund also sold Daiwa Securities. The existence of losses at Yamaichi, not to mention their size, indicated to us that publicly available information on Japanese securities companies may not be complete and accurate. Without such reliable information, we no longer believed we could assess the true intrinsic value of securities companies in Japan. Daiwa did not necessarily suffer from the same problems plaguing Yamaichi. However, based on the financial reporting standards and practices evidenced in the Yamaichi case, we became dissatisfied with our ability to properly value companies in the Japanese securities industry. Simply put, the margin of safety we look for in our holdings disappeared with the uncertainty of the data. As you can see from returns in your Fund, however, the negative developments with these holdings did not depress overall returns dramatically.

Value Investing

One of the objectives of the value approach to stock selection is to capitalize on the tendency of investors to overreact to important events, thereby pushing prices to irrational extremes in either direction. Clearly, the extremes reached in Asia during the last months of 1997 were on the downside. But already the silver lining from those painful declines is beginning to become evident. We are now finding attractive values in countries and market sectors that were abandoned in droves during the last half of 1997, including Latin America and Hong Kong.

Even though stock prices are depressed throughout Asia, finding value isn't always as easy as it might seem. We do not believe an investor can simply buy any company in the region and expect to make acceptable returns just because prices are low. Before taking a position, detailed fundamental analysis needs to be done regarding the underlying economies of each business. The economic earthquake that struck Asia profoundly changed the business landscape. Many of the companies in the region may never fully recover. Our job is to find those we believe will.

The questions that surround Japan and Asia today are not dramatically different from those asked about Europe in the early 1990's. At that time, many pundits were saying that European economies were obsolete, that European businesses could not compete against more aggressively managed Asian companies, and that the region was destined to remain a losing proposition for equity investors. Despite the widespread pessimism, we identified many solid businesses trading at attractive prices, and significantly increased our allocation in the region. In time, of course, stocks have moved up strongly throughout Europe.

                Brandes Institutional International Equity Fund


One reads similar headlines today about Asia. We expect that over the long term, our disciplined and consistent application of the value approach should pay off handsomely in Asia as well.

Outlook

No one knows whether the nascent recoveries under way in many Asian markets are merely bounces from a deeply oversold condition or the start of lasting recoveries. Such distinctions only become clear in hindsight. We are finding, however, an increasing number of businesses selling substantially below our estimates of their intrinsic values. In time, we believe that these companies will generate solid returns for long-term investors.

Although some calm has started to return to the region, we recognize that Asia faces an uncertain short- and medium-term future. As is consistent with our approach, we often find value opportunities in sectors or regions of the world where unfavorable consensus surrounds the economy or markets. Such a description aptly describes Asia today. As we have uncovered and purchased undervalued Asian companies, we have increased our exposure to the region.

Despite low valuations, investing in Japan is not without risks. Questions remain about the country's banking system (note: the Fund currently owns no Japanese banks), the strength of the yen, and the economy in general. Our increased weighting in Japan may not pay immediate dividends. We believe, however, that buying high-quality, well capitalized, globally competitive businesses at prices approaching book value makes sense for the long-term investor.

European markets and companies continue to perform well. We have a large commitment in Europe because of our ability over the past years to find good values in that region. This overweight position has had a strongly positive effect on the Fund's performance in recent months.

We look forward to continuing to work with you in this most challenging and interesting of global climates.

Sincerely yours,



/s/ Barry P. O'Neil
Barry P. O'Neil

President

Comparison of the change value of a $1,000,000 investment in the Brandes Institutional Equity Fund and the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index


                           [LINE GRAPH APPEARS HERE]

----------------------------------------------
Average Annual Total Return For Periods Ending
                 April 30, 1998

1 Year ..............................   32.86%
Since Inception (January 2, 1997)....   41.15%
----------------------------------------------

                                 Brandes
                              Institutional
                              International
                               Equity Fund         MSCI EAFE
                               -----------         ---------
      1/2/97                       1000000           1000000
     4/30/97                       1062400         982207.93
     7/31/97                       1227200        1117617.85
    10/31/97                       1165600        1004359.65
     1/31/98                    1239292.96        1044631.66
     4/30/98                    1411462.11           1150837


           Past performance is not indicative of future performance.

The MSCI EAFE Index is an unmanaged index that is a generally accepted benchmark for major overseas markets. The Index weightings represent the relative capitalization of the major overseas markets included in the index on a U.S. dollar adjusted basis.

                Brandes Institutional International Equity Fund


PORTFOLIO OF INVESTMENTS at April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
                                                        Shares             Value
--------------------------------------------------------------------------------
COMMON STOCKS: 93.8%
--------------------------------------------------------------------------------
Argentina: 2.3%
 YPF Sociedad Anonima D Shrs. ADR............           88,800       $ 3,096,900
                                                                     -----------


Austria: 0.9%
 EVN Energie-Versorg. Nie., ORD..............            7,805         1,152,291
                                                                     -----------

Brazil: 5.1%
 Centrais Electricas, ADR....................          150,480         3,123,980
 CIA Cervejaria Brahma, ADR..................          102,500         1,351,719
 Petroleo Brasileiro S.A. ADR*...............           26,000           657,940
 Telecomunicacoes Brasileiras................           13,090         1,594,526
                                                                     -----------
                                                                       6,728,165
                                                                     -----------

Denmark: 6.6%
 Den Danske Bank Group, ORD..................           26,080         3,162,411
 Tele Danmark AS-B, ORD......................           66,570         5,592,153
                                                                     -----------
                                                                       8,754,564
                                                                     -----------
France: 11.9%
 CIE Financiere De Paribas ORD...............            9,700         1,031,654
 Groupe Danone, ORD..........................           25,442         6,003,742
 PSA Peugeot Citroen, ORD....................           22,450         3,894,924
 Societe Generale, ORD.......................            8,300         1,726,891
 Ste. Natl. Elf Aquitaine, ORD...............           24,325         3,189,423
                                                                     -----------
                                                                      15,846,634
                                                                     -----------

Germany: 7.4%
 Daimler-Benz AG, ORD........................           65,320         6,393,894
 Deutsche Telekom AG, ORD....................          135,000         3,444,660
                                                                     -----------
                                                                       9,838,554
                                                                     -----------

Hong Kong/China: 4.1%
 Citic Pacific Limited.......................          298,000           915,426
 Hutchison Whampoa...........................          400,000         2,473,040
 Swire Pacific Ltd. .........................          412,000         2,057,981
                                                                     -----------
                                                                       5,446,447
                                                                     -----------

Italy: 6.3%
 Istituto Mobiliare Italiano, ORD............          250,500         4,099,007
 Telecom Italia .............................          566,000         4,231,586
                                                                     -----------
                                                                       8,330,593
                                                                     -----------

Japan: 12.9%
 Hitachi, Ltd., ORD..........................          669,800         4,790,008
 Japan Tobacco Inc. .........................               77           549,503
 Komatsu, Ltd. ORD...........................          153,000           691,774
 Kyocera Corp................................           47,500         2,484,174
 Matsushita Electric Industries..............           70,000         1,118,306

                Brandes Institutional International Equity Fund


PORTFOLIO OF INVESTMENTS at April 30, 1998 (unaudited)
--------------------------------------------------------------------------------
                                                        Shares             Value
--------------------------------------------------------------------------------
Japan, continued
 Mitsubishi Heavy Industry Ltd. ORD..........          780,000       $ 2,880,150
 Nippon Oil Co. .............................          160,000           538,960
 Ono Pharmaceutical..........................           36,000           781,308
 Tokio Marine & Fire Insur., ORD.............          297,900         3,232,662
                                                                     -----------
                                                                      17,066,845
                                                                     -----------

Mexico: 2.0%
 Telefonos de Mexico, ADR....................           47,400         2,684,025
                                                                     -----------

Netherlands: 5.5%
 ING Groep, NV...............................           74,320         4,828,645
 KPN-Konin. PTT Netherland, ORD..............           49,213         2,542,349
                                                                     -----------
                                                                       7,370,994
                                                                     -----------

Singapore: 3.3%
 Development Bank of Singapore Ltd. ORD......          313,500         2,078,442
 Jardine Matheson Holdings, ORD..............          551,300         2,326,486
                                                                     -----------
                                                                       4,404,928
                                                                     -----------

South Africa: 2.9%
 De Beers-Cent. Linked Unit, ORD.............          135,430         3,509,303
 Iscor.......................................        1,176,300           379,239
                                                                     -----------
                                                                       3,888,542
                                                                     -----------

South Korea: 1.6%
 Korea Electric Power, ADR...................          145,850         1,358,228
 Pohang Iron & Steel Ltd.....................           41,000           730,313
                                                                     -----------
                                                                       2,088,541
                                                                     -----------

Spain: 2.7%
 Argentaria, ORD.............................           29,790         2,482,987
 Union Electrica Fenosa S.A..................           81,400         1,052,421
                                                                     -----------
                                                                       3,535,408
                                                                     -----------

Switzerland: 3.1%
 Nestle S.A .................................            2,120         4,111,429
                                                                     -----------

United Kingdom: 14.7%
 BAT Industries PLC, ORD.....................          288,640         2,723,001
 BOC Group PLC, ORD*.........................           79,200         1,352,586
 BTR PLC, ORD................................        1,302,190         4,329,000
 Diegeo PLC.. ...............................          429,797         5,146,775
 HSBC Holdings PLC...........................          119,600         3,411,626
 Imperial Chemical Ind. PLC, ORD.............          139,300         2,530,426
                                                                     -----------
                                                                      19,493,414
                                                                     -----------

Venezuela: 0.5%
 C.A. Nac'l Tele de Venezuela ADR*...........           20,400           683,400
                                                                     -----------


 Total Common Stocks
 (Cost $109,820,038) ........................                        124,521,674
                                                                     -----------

                Brandes Institutional International Equity Fund


PORTFOLIO OF INVESTMENTS at April 30, 1998 (Unaudited)
--------------------------------------------------------------------------------
                                                                          Value
--------------------------------------------------------------------------------
SHORT TERM INVESTMENTS: 5.6%
--------------------------------------------------------------------------------
Investors Bank & Trust Co.,
 Repurchase Agreement, 5.1%, dated 4/30/1998, due
 5/1/1998, collateralized by $7,822,636
 FNMA, 5.6%, due 3/25/2022 (cost $7,450,129),
 (proceeds $7,451,170).....................................        $  7,450,129
                                                                   ------------


Total Investments in Securities
 (cost $117,270,167**) 99.4% ..............................        $131,971,803
Other Assets less Liabilities: 0.6%........................             791,135
                                                                   ------------
Total Net Assets: 100.0%  .................................        $132,762,938
                                                                   ============


*Non-income producing security.

** At April 30, 1998 the cost basis of securities for federal tax purposes was the same as for financial reporting.

Net unrealized appreciation consists of:

 Gross unrealized appreciation.............................        $ 18,824,573
 Gross unrealized depreciation.............................          (4,122,937)
                                                                   ------------
Net unrealized appreciation................................        $ 14,701,636
                                                                   ============


See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


PORTFOLIO DIVERSIFICATION by Industry at April 30, 1998 (unaudited)
---------------------------------------------------------------------------
Automobile........................................................     7.7%
Banking...........................................................    13.5
Beverages and Tobacco.............................................     7.4
Chemicals.........................................................     2.9
Drugs.............................................................     0.6
Electrical & Electronics..........................................     9.3
Energy Sources....................................................     5.6
Food and Household Products.......................................     8.6
Insurance.........................................................     2.4
Machinery & Engineering...........................................     2.7
Metals-Steel......................................................     0.8
Misc. Business Investing..........................................     5.6
Misc. Materials and Commodities...................................     2.6
Multi-Industry....................................................     9.1
Telecommunications................................................    15.6
Utilities-Electrical & Gas........................................     5.0
                                                                     -----

Total Investments.................................................    99.4
Other Assets less Liabilities.....................................     0.6
                                                                     -----
Net Assets........................................................   100.0%
                                                                     =====


See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund



STATEMENT OF ASSETS AND LIABILITIES at April 30, 1998 (Unaudited)
------------------------------------------------------------------------------------------------
ASSETS
    Investments in securities, at value (cost $117,270,167)  ...................   $131,971,803
    Receivable for securities sold .............................................      1,240,732
    Receivable for dividends and interest ......................................        796,953
    Prepaid expenses ...........................................................         16,698
    Deferred organization costs ................................................         11,739
                                                                                   ------------
      Total assets .............................................................    134,037,925
                                                                                   ------------

LIABILITIES
   Overdraft foreign cash ......................................................      1,151,029
   Payable for securities purchased ............................................            270
   Due to investment advisor ...................................................         99,155
   Accrued expenses ............................................................         24,533
                                                                                   ------------
      Total liabilities ........................................................      1,274,987
                                                                                   ------------

Net assets .....................................................................   $132,762,938
                                                                                   ============

SOURCE OF NET ASSETS
   Paid-in capital .............................................................   $112,876,992
   Undistributed net investment income .........................................        695,902
   Net realized gains on investments and foreign currency ......................      4,492,014
   Net unrealized appreciation on investments and foreign currency .............     14,698,030
                                                                                   ------------
      Net assets ...............................................................   $132,762,938
                                                                                   ============

Net asset value, offering price and redemption price per share (7,639,977 shares
outstanding; unlimited number of shares authorized without par value) ..........   $      17.38
                                                                                   ============



See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund

STATEMENT OF OPERATIONS - six months ended April 30, 1998 (Unaudited)
---------------------------------------------------------------------------------------------------

INVESTMENT INCOME:

Income:
   Dividends (net of withholding tax of $95,113)  .................................   $  1,054,773
   Interest .......................................................................        158,944
                                                                                      ------------
      Total income ................................................................      1,213,717
                                                                                      ------------
Expenses:
   Advisory fees ..................................................................        445,229
   Administration fees ............................................................         46,560
   Custody fees ...................................................................         32,728
   Accounting fees ................................................................         26,779
   Auditing fees ..................................................................         11,247
   Transfer agent fees ............................................................         10,661
   Trustees' fees .................................................................          6,842
   Registration fees ..............................................................          6,513
   Legal fees .....................................................................          4,960
   Printing .......................................................................          4,959
   Insurance ......................................................................          1,115
   Amortization of deferred organization costs ....................................          1,061
   Miscellaneous ..................................................................          2,480
                                                                                      ------------
   Total expenses .................................................................        601,134
   Expense reimbursements .........................................................        (60,162)
                                                                                      ------------
   Net expenses ...................................................................        540,972
                                                                                      ------------
        Net investment income .....................................................        672,745
                                                                                      ------------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
        Net realized gain on investments and foreign currency .....................      4,515,466
        Net unrealized appreciation on investments and foreign currency ...........     12,569,209
                                                                                      ------------
          Net realized and unrealized gain on investments and foreign currency.....     17,084,675
                                                                                      ------------
          Net increase in net assets resulting from operations ....................   $ 17,757,420
                                                                                      ============

See accompanying Notes to Financial Statements.

                 Brandes Institutional International Equity Fund


STATEMENT OF CHANGES IN NET ASSETS

------------------------------------------------------------------------------------------------------------------
                                                                             For the six months   January 2, 1997*
                                                                                 ended              through
                                                                             April 30, 1998#     October 31, 1997
                                                                             ---------------     ----------------
INCREASE IN NET ASSETS FROM:
OPERATIONS:
Net investment income ........................................................        $672,745         $372,846
Net realized gain on investments and foreign currency ........................       4,515,466          701,444
Net unrealized appreciation on investments and foreign currency ..............      12,569,209        2,128,821
                                                                                 -------------    -------------
         Net increase in net assets resulting from operations ................      17,757,420        3,203,111
                                                                                 -------------    -------------

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income ...................................................        (349,689)               0
From realized gains ..........................................................        (724,896)               0
                                                                                 -------------    -------------
         Total distributions to shareholders .................................      (1,074,585)               0
                                                                                 -------------    -------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold ....................................................      80,934,160       58,991,562
Net asset value of shares issued on reinvestement of distributions ...........         917,917                0
Cost of shares redeemed ......................................................     (16,901,490)     (11,065,157)
                                                                                 -------------    -------------
         Net increase in net assets resulting from capital share transactions.      64,950,587       47,926,405
                                                                                 -------------    -------------


               Net increase in net assets ....................................      81,633,422       51,129,516
                                                                                 -------------    -------------

NET ASSETS:
Beginning of period ..........................................................      51,129,516                0

End of period (including undistributed net investment income of
       $695,902 and $372,846 respectively)  ..................................    $132,762,938      $51,129,516
                                                                                 =============    =============


CHANGES IN SHARES:
Shares sold ..................................................................       5,109,281        4,293,211
Shares issued on reinvestment of distributions ...............................          61,154                0
Shares redeemed ..............................................................      (1,040,467)        (783,202)
                                                                                 -------------    -------------
Net increase .................................................................       4,129,968        3,510,009
                                                                                 =============    =============

*Commencement of operations.
#Unaudited.

See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


FINANCIAL HIGHLIGHTS
for a capital share outstanding throughout the period
--------------------------------------------------------------------------------

                                                       For the six months   January 2, 1997*
                                                              ended              through
                                                         April 30, 1998#    October 31, 1997
---------------------------------------------------------------------------------------------
Net asset value, beginning of period ................          $14.57              $12.50
                                                               ------              ------
Income from investment operations:
    Net investment income ...........................            0.06                0.17
    Net realized and unrealized gain
        on investments ..............................            2.97                1.90
                                                               ------              ------
Total from investment operations ....................            3.03                2.07
                                                               ------              ------

Less distributions:
        Dividends from net investment income ........           (0.07)               0.00
        Distributions from net capital gains ........           (0.15)               0.00
                                                               ------              ------
Total distributions .................................           (0.22)               0.00
                                                               ------              ------

Net asset value, end of period ......................          $17.38              $14.57
                                                               ======              ======

Total return ........................................           21.09%              16.56%+

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands) ...............        $132,763             $51,130
Ratio of net expenses to average net assets:
    Before expense reimbursement ....................            1.33%**             1.76%**
    After expense reimbursement .....................            1.20%**             1.19%**
Ratio of net investment income to average net assets:
    Before expense reimbursement ....................            1.37%**             0.84%**
    After expense reimbursement .....................            1.50%**             1.40%**

Portfolio turnover rate .............................           30.53%              27.40%

Average Commission Rate Paid ........................         $0.0184             $0.0261

*Commencement of operations.
**Annualized.
+Not annualized.
#Unaudited.


See accompanying Notes to Financial Statements.

                Brandes Institutional International Equity Fund


NOTES TO FINANCIAL STATEMENTS at April 30, 1998 - Unaudited
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Brandes Institutional International Equity Fund (the "Fund") is a series of shares of beneficial interest of Brandes Investment Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company. The Fund began operations on January 2, 1997. The Fund invests its assets primarily in equity securities of foreign issuers with market capitalizations greater than $1 billion. The Fund seeks to achieve long-term capital appreciation.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. Security Valuation. Investments in securities traded on a primary exchange are valued at the last reported sale price at the close of regular trading on the last business day of the period; securities traded on an exchange for which there have been no sales are valued at the mean between the bid and asked price. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. Short-term investments are stated at cost, which when combined with accrued interest, approximates market value.

          U.S. Government securities with less than 60 days remaining to maturity when acquired by the Fund are valued on an amortized cost basis. U.S. Government securities with more than 60 days remaining to maturity are valued at the current market value (using the mean between the bid and asked price) until the 60th day prior to maturity, and are then valued at amortized cost based upon the value on such date unless the Board determines during such 60-day period that this amortized cost basis does not represent fair value.

          Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

          Interest income is translated at the exchange rates which existed at the dates the income was accrued. Exchange gains and losses related to interest income are included in interest income on the accompanying Statements of Operations.

     B. Repurchase Agreements. The Fund may enter into repurchase agreements with government securities dealers recognized by the Federal Reserve System or with such other brokers or dealers that meet the credit guidelines established by the Board of Trustees. The Fund will always receive and maintain, as collateral, securities whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such

                Brandes Institutional International Equity Fund


NOTES TO FINANCIAL STATEMENTS at April 30, 1998 - Unaudited
--------------------------------------------------------------------------------

securities only upon physical delivery or upon evidence of book entry transfer to the account of the custodian. To the extent that the term of any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral.

          If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

     C. Forward Foreign Currency Exchange Contracts. The Fund may utilize forward foreign currency exchange contracts ("forward contracts") under which it is obligated to exchange currencies at specific future dates.

     D. Security Transactions, Dividends and Distributions. As is common in the industry, security transactions are accounted for on the trade date. The cost of securities owned on realized transactions are relieved on the specific identification basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

     E. Federal Income Taxes. The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     F. Deferred Organization Costs. The Fund has incurred expenses of $14,570 in connection with its organization. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Fund commenced investment operations.

     G. Concentration of Risk. As of April 30, 1998 the Fund held a significant portion of its assets in foreign securities. Certain price and foreign exchange fluctuations as well as economic and political situations in the foreign jurisdictions could have an impact on the Fund's net assets. It is the Trust's policy to continuously monitor these off-balance sheet risks.

     H. Use of Estimates. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     Brandes Investment Partners, L.P. (The "Advisor") provides the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnishes all investment advice, office space and certain administrative services, and provides certain personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.00% based upon the average daily net assets of the Fund. The Fund is responsible for its own operating expenses.

                Brandes Institutional International Equity Fund


NOTES TO FINANCIAL STATEMENTS at April 30, 1998 - Unaudited
--------------------------------------------------------------------------------

In order to maintain the Fund's operating expenses at 1.20% of average daily net assets, the Advisor has waived fees totaling $60,162 during the six months ended April 30, 1998. Any such reductions made by the Advisor in its fees or reimbursement of expenses are subject to reimbursement by the Fund. At April 30, 1998, the commutative fee waiver from the Advisor to the Fund was $210,972.

     Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives an annual fee at the rate of 0.10 of 1% of the first $100 million, 0.05 of 1% of the next $100 million and 0.03 of 1% in excess of $200 million of the Fund's average daily net assets, subject to a minimum of $40,000 per annum. For the six months ended April 30, 1998 the Fund paid $46,560 in such fees.

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or Trustees of the Adviser, Administrator and Distributor.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the six months ended April 30, 1998, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $82,165,416 and $25,575,210, respectively.

NOTE 5 - YEAR 2000 ISSUE

     Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the advisor/administrator and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 issue." The advisor/administrator is taking steps that it believes are reasonably designed to address the Year 2000 issue with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund.


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